                                                                    Exhibit 99.1


                     [Letterhead of Conseco Finance Corp.]


                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is a Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf o the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of January 1, 2001 between the Company and U.S. Bank Trust National Association, as Trustee of Home Equity Loan Trust 2002-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 6.02 of the Agreement be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 14th day of November 2002.

                                       CONSECO FINANCE CORP


                                       BY: /s/ Cheryl A. Collins
                                           -------------------------------------
                                           Cheryl A. Collins
                                           Vice President and Treasurer

                      [Letterhead of Conseco Finance Corp.]

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2002-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 2002 to December 31, 2002 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 17th day of January 2003.

                                                CONSECO FINANCE CORP.




                                                BY: /s/ Cheryl A. Collins
                                                    ---------------------------
                                                    Cheryl A. Collins
                                                    Vice President and Treasurer

                                                           CONSECO FINANCE CORP.
                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                                         MONTHLY REPORT:           December 2002
                                           Payment Date:              01/15/2003
                                         Trust Accouunt:               333999730
                                                  Cusip#  20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9

  1 Amount Available                                                                                       $ 19,803,894.45
                                                                                                            ---------------

  2 Servicing Fee    .50%                                                                                  $    187,759.53
                                                                                                            ---------------

  3 Back Up Servicing Fee    .05%                                                                          $     18,775.95
                                                                                                            ---------------

  4 Trustee Fee                                                                                            $          0.00
                                                                                                            ---------------

  5 Unreimbursed Advances                                                                                  $          0.00
                                                                                                            ---------------

  6 Yield Maintenance / Cap Provider Fee                                                                   $     71,660.00
    (for any Payment Date occurring in and including March 2002                                             ---------------
    through and including August 2004)

  7 (a)  WAC                                                                                                     11.62809%
                                                                                                            ---------------
    (b)  Net Wac Cap Rate                                                                                        11.07809%
                                                                                                            ---------------

Interest

Class A and Class A-IO Certificates
     * Includes interest adjustment of $115.85 from 11/15/02 distribution to correct Libor rate by .0025
  8 Current interest

    (a)  Class A-1a Pass-Through Rate (a floating rate per annum equal to the lesser of (i) one-month LIBOR plus 0.25% per annum or (ii) the
         Adjusted Net WAC Cap Rate and (iii) 15.00% per annum)                                1.67000%
                                                                                             ----------
*   (b)  Class A-1a Interest                                                                               $     39,682.48
                                                                                                            ---------------
    (c)  Class A-1b Pass-Through Rate (3.34%,
         or the Adjusted Net WAC Cap Rate, if less)                                              3.34%
                                                                                             -----------
    (d)  Class A-1b Interest                                                                               $     30,415.16
                                                                                                            ---------------
    (e)  Class A-2 Pass-Through Rate (4.69%,
         or the Adjusted Net WAC Cap Rate, if less)                                              4.69%
                                                                                             -----------
    (f)  Class A-2 Interest                                                                                $    265,766.67
                                                                                                            ---------------
    (g)  Class A-3 Pass-Through Rate (5.33%,
         or the Adjusted Net WAC Cap Rate, if less)                                              5.33%
                                                                                             -----------
    (h)  Class A-3 Interest                                                                                $    453,050.00
                                                                                                            ---------------
    (i)  Class A-4 Pass-Through Rate (6.32%,
         or the Adjusted Net WAC Cap Rate, if less)                                              6.32%
                                                                                             -----------
    (j)  Class A-4 Interest                                                                                $    281,766.67
                                                                                                            ---------------
    (k)  Class A-5 Pass-Through Rate (7.05%,
         or the Adjusted Net WAC Cap Rate, if less)                                              7.05%
                                                                                             -----------
    (l)  Class A-5 Interest                                                                                $    381,875.00
                                                                                                            ---------------
    (m)  Class A-IO Pass-Through Rate (a rate per annum equal to 7.25% on its
         Scheduled Notional Balance: $211,000,000.00 for pmt from Mar 15, 2002 thru Jan 15, 2003: $191,000,000.00 from Feb 15, 2003 thru Jun 15,2003:
         $95,000,000.00 from Jul 15,2003 thru Jan 15, 2004: $68,120,000.00
         from Feb 15, 2004 thru Jul 15, 2004, and 0 thereafter.                                  7.25%
                                                                                             -----------
     (n)  Class A-IO Interest                                                                              $  1,274,791.67
                                                                                                            ---------------

* If the purchase option is not exercised pursuant to Section 8.06 of the Pooling and Servicing Agreement, the Class A-5 Pass-Through Rate shall increase to 7.55%, or the Adjusted Net WAC Cap Rate, if less.

                                                           CONSECO FINANCE CORP.
                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                                         MONTHLY REPORT:           December 2002
                                           Payment Date:              01/15/2003
                                         Trust Accouunt:               333999730
                                                  Cusip#  20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9
                                                                 Page 2

  9 Amount applied to Unpaid Class A Interest Carry Forward Amount                                         $          0.00
                                                                                                            ---------------

 10 Remaining Unpaid Class A Interest Carry Forward Amount                                                 $          0.00
                                                                                                            ---------------

 11 Amount applied to Unpaid Class A-IO Interest Carry Forward Amount                                      $          0.00
                                                                                                            ---------------

 12 Remaining Unpaid Class A-IO Interest Carry Forward Amount                                              $          0.00
                                                                                                            ---------------

Class M-1 Certificates

 13 Amount Available less all preceding distributions                                                      $ 16,798,351.32
                                                                                                            ---------------

 14 Class M-1 Principal Balance                                                                            $ 42,000,000.00
                                                                                                            ---------------

 15 Class M-1 Current Interest

    (a)  Class M-1 Pass-Through Rate (the least of (i) one-month LIBOR plus
         1.85% per annum, (ii) the Adjusted Net WAC Cap Rate, and (iii) 15.00%
         per annum)                                                                    3.27000%
                                                                                      ----------
    (b)  Class M-1 Interest                                                                                $    114,540.42
                                                                                                            ---------------
     *    Includes interest adjustment of $90.42 from 11/15/02 distribution to correct Libor rate by .0025

 16 Amount applied to Unpaid Class M-1 Interest Carry Forward Amount                                       $          0.00
                                                                                                            ---------------

 17 Remaining Unpaid Class M-1 Interest Carry Forward Amount                                               $          0.00
                                                                                                            ---------------

Class M-2 Certificates

 18 Amount Available less all preceding distributions                                                      $ 16,683,810.90
                                                                                                            ---------------

 19 Class M-2 Principal Balance                                                                            $ 30,000,000.00
                                                                                                            ---------------

 20 Class M-2 Current Interest

    (a) Class M-2 Pass-Through Rate (the least of (i) one-month LIBOR plus
        2.75% per annum, (ii) the Adjusted Net WAC Cap Rate, and (iii) 15.00%
        per annum)                                                                     4.17000%
                                                                                      ----------
    (b) Class M-2 Interest                                                                                 $    104,314.58
                                                                                                            ---------------
     *   Includes interest adjustment of $64.58 from 11/15/02 distribution to correct Libor rate by .0025

 21 Amount applied to Unpaid Class M-2 Interest Shortfall                                                  $          0.00
                                                                                                            ---------------

 22 Remaining Unpaid Class M-2 Interest Carry Forward Amount                                               $          0.00
                                                                                                            ---------------

                                                           CONSECO FINANCE CORP.
                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                                         MONTHLY REPORT:           December 2002
                                           Payment Date:              01/15/2003
                                         Trust Accouunt:               333999730
                                                  Cusip#  20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9
                                                                 Page 3

Class B-1 Certificates

 23 Amount Available less all preceding distributions                                                      $ 16,579,496.32
                                                                                                            ---------------

 24 Class B-1 Principal Balance                                                                            $ 24,000,000.00
                                                                                                            ---------------

 25 Current Interest

    (a) Class B-1 Pass-Through Rate (the least of (i) one-month LIBOR plus
        5.25% per annum, (ii) the Adjusted Net WAC Cap Rate, and
        (iii) 15.00% per annum)                                                        6.67000%
                                                                                      ----------
    (b) Class B-1 Interest                                                                                 $    133,451.67
                                                                                                            ---------------
     *    Includes interest adjustment of $51.67 from 11/15/02 distribution to correct Libor rate by .0025

 26 Amount applied to Unpaid Class B-1 Interest Shortfall                                                  $          0.00
                                                                                                            ---------------

 27 Remaining Unpaid Class B-1 Interest Shortfall                                                          $          0.00
                                                                                                            ---------------

Class B-2 Certificates

 28 Amount Available less all preceding distributions                                                      $ 16,446,044.65
                                                                                                            ---------------

 29 Class B-2 Principal Balance                                                                            $ 12,000,000.00
                                                                                                            ---------------

 30 Current Interest

    (a) Class B-2 Pass-Through Rate (the least of (i) one-month LIBOR plus
        5.75% per annum, (ii) the Adjusted Net WAC Cap Rate, and
        (iii) 15.00% per annum)                                                        7.17000%
                                                                                      ----------
    (b) Class B-2 Interest                                                                                 $     71,725.83
                                                                                                            ---------------
     *    Includes interest adjustment of $25.83 from 11/15/02 distribution to correct Libor rate by .0025

 31 Amount applied to Unpaid Class B-2 Interest Shortfall                                                  $          0.00
                                                                                                            ---------------

 32 Remaining Unpaid Class B-2 Interest Shortfall                                                          $          0.00
                                                                                                            ---------------

Principal

 33 Trigger Event:

    (a)  Average Sixty-Day Delinquency Ratio Test

         (i)   Sixty-Day Delinquency Ratio for current Payment Date                                                  3.42%
                                                                                                            ---------------
         (ii)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding months may not exceed
               36.50% of the Senior Enhancement Percentage)                                                          3.17%
                                                                                                            ---------------
         (iii) 36.50% of Senior Enhancement Percentage                                                              9.944%
                                                                                                            ---------------

    (b)  Cumulative Realized Losses Test

         (i)   Cumulative Realized Losses for current Payment Date                                         $    450,218.09
                                                                                                            ---------------
         (ii)  Cumulative Realized Losses Ratio
               (Losses as a percentage of Cut-off Date Principal: 4.75% from
               March 1, 2005 to February 28, 2006, 5.75% from March 1, 2006 to
               February 28, 2007, 6.25% from March 1, 2007 to February 28,
               2008, and 6.50% thereafter)                                                                           0.08%
                                                                                                            ---------------

                                                           CONSECO FINANCE CORP.
                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                                         MONTHLY REPORT:           December 2002
                                           Payment Date:              01/15/2003
                                         Trust Accouunt:               333999730
                                                  Cusip#  20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9
                                                                 Page 4

 34 Senior Enhancement Percentage                                                                             27.24321640%
                                                                                                            ---------------
    (a)  The numerator of which is the excess of (i) the Scheduled Principal
         Balance as of the first day of the related due period over (ii) the
         Class APrincipal Balance immediately prior to such payment                                         122,764,167.00
                                                                                                            ---------------

    (b)  The denominator of which is the Scheduled Principal Balance
         of the first day of the related due period                                                         450,622,882.40
                                                                                                            ---------------

 35 Servicer Termination Tests

    (a)  Servicer Termination Delinquency Test

         (i)   Ninety-Day Delinquency Ratio for current Payment Date                                                 2.98%
                                                                                                            ---------------
         (ii)  Average Ninety-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding months
               may not exceed 49% of the Senior Enhancement Percentage)                                              2.75%
                                                                                                            ---------------
         (iii) 49% of Senior Enhancement Percentage                                                                13.349%
                                                                                                            ---------------

    (b)  Servicer Termination Cumulative Loss Test

         (i)   Cumulative Realized Losses for current Payment Date                                              450,218.09
                                                                                                            ---------------
         (ii)  Cumulative Realized Losses Ratio
               (Losses as a percentage of Cut-off Date Principal:
               6.25% from March 1, 2005 to February 28, 2006, 7.25%
               from March 1, 2006 to February 28, 2007, 7.75% from
               March 1, 2007 to February 28, 2008, and 8.00% thereafter)                                             0.08%
                                                                                                            ---------------

 36 Formula Principal Distribution Amount:

    (a)  Scheduled Principal                                                             $   970,942.29
                                                                                          --------------
    (b)  Principal Prepayments                                                            14,999,252.87
                                                                                          --------------
    (c)  Liquidated Loand                                                                    243,620.89
                                                                                          --------------
    (d)  Repurchases                                                                               0.00
                                                                                          --------------
                                       Total Principal                                                       16,213,816.05
                                                                                                            ---------------

A.  Prior to the Stepdown Date and where no Trigger Event is in Effect:

Class A Certificates

 37 Amount Available less all preceding distributions                                                        16,374,318.82
                                                                                                            ---------------

 38 Class A Principal Distribution:

    (a)   Class A-1a                                                                                       $ 11,828,132.03
                                                                                                            ---------------
    (b)   Class A-1b                                                                                       $  4,546,186.79
                                                                                                            ---------------
    (c)   Class A-2                                                                                        $          0.00
                                                                                                            ---------------
    (d)   Class A-3                                                                                        $          0.00
                                                                                                            ---------------
    (e)   Class A-4                                                                                        $          0.00
                                                                                                            ---------------
    (f)   Class A-5                                                                                        $          0.00
                                                                                                            ---------------

 39 Class A Principal Balance:

    (a)   Class A-1a Principal Balance                                                                     $ 16,602,979.35
                                                                                                            ---------------
    (b)   Class A-1b Principal Balance                                                                     $  6,381,417.23
                                                                                                            ---------------
    (c)   Class A-2 Principal Balance                                                                      $ 68,000,000.00
                                                                                                            ---------------
    (d)   Class A-3 Principal Balance                                                                      $102,000,000.00
                                                                                                            ---------------
    (e)   Class A-4 Principal Balance                                                                      $ 53,500,000.00
                                                                                                            ---------------
    (f)   Class A-5 Principal Balance                                                                      $ 65,000,000.00
                                                                                                            ---------------

                                                           CONSECO FINANCE CORP.
                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                                         MONTHLY REPORT:           December 2002
                                           Payment Date:              01/15/2003
                                         Trust Accouunt:               333999730
                                                  Cusip#  20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9
                                                                 Page 5

Class M-1 Certificates

 40 Amount Available less all preceding distributions                                                      $          0.00
                                                                                                            ---------------

 41 Class M-1 principal distribution                                                                       $          0.00
                                                                                                            ---------------

 42 Class M-1 Principal Balance                                                                            $ 42,000,000.00
                                                                                                            ---------------

Class M-2 Certificates

 43 Amount Available less all preceding distributions                                                      $          0.00
                                                                                                            ---------------

 44 Class M-2 principal distribution                                                                       $          0.00
                                                                                                            ---------------

 45 Class M-2 Principal Balance                                                                            $ 30,000,000.00
                                                                                                            ---------------

Class B-1 Certificates

 46 Amount Available less all preceding distributions                                                      $          0.00
                                                                                                            ---------------

 47 Class B-1 principal distribution                                                                       $          0.00
                                                                                                            ---------------

 48 Class B-1 Principal Balance                                                                            $ 24,000,000.00
                                                                                                            ---------------

Class B-2 Certificates

 49 Amount Available less all preceding distributions                                                      $          0.00
                                                                                                            ---------------

 50 Class B-2 principal distribution                                                                       $          0.00
                                                                                                            ---------------

 51 Class B-2 Principal Balance                                                                            $ 12,000,000.00
                                                                                                            ---------------

B Principal Distributions after the Stepdown Date and so long as a Trigger Event is not then in effect
   (stepdown date means the later of the Payment Date in March 2005):

Class A Certificates

 52 Amount Available less all preceding distributions                                                      $          0.00
                                                                                                            ---------------

 53 Class A Formula Principal Distribution Amount:

     (a)  Class A-1a                                                                                       $          0.00
                                                                                                            ---------------
     (b)  Class A-1b                                                                                       $          0.00
                                                                                                            ---------------
     (c)  Class A-2                                                                                        $          0.00
                                                                                                            ---------------
     (d)  Class A-3                                                                                        $          0.00
                                                                                                            ---------------
     (e)  Class A-4                                                                                        $          0.00
                                                                                                            ---------------
     (f)  Class A-5                                                                                        $          0.00
                                                                                                            ---------------

 54 Class A Formula Principal Balance Amount:

     (a)  Class A-1a Principal Balance                                                                     $ 16,602,979.35
                                                                                                            ---------------
     (b)  Class A-1b Principal Balance                                                                     $  6,381,417.23
                                                                                                            ---------------
     (c)  Class A-2 Principal Balance                                                                      $ 68,000,000.00
                                                                                                            ---------------
     (d)  Class A-3 Principal Balance                                                                      $102,000,000.00
                                                                                                            ---------------
     (e)  Class A-4 Principal Balance                                                                      $ 53,500,000.00
                                                                                                            ---------------
     (f)  Class A-5 Principal Balance                                                                      $ 65,000,000.00
                                                                                                            ---------------

                                                           CONSECO FINANCE CORP.
                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                                         MONTHLY REPORT:           December 2002
                                           Payment Date:              01/15/2003
                                         Trust Accouunt:               333999730
                                                  Cusip#  20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9
                                                                 Page 6

Class M-1 Certificates

 55 Amount Available less all preceding distributions                                                      $          0.00
                                                                                                            ---------------

 56 Class M-1 Formula Principal Distribution Amount                                                        $          0.00
                                                                                                            ---------------

 57 Class M-1 Principal Balance                                                                            $ 42,000,000.00
                                                                                                            ---------------

Class M-2 Certificates

 58 Amount Available less all preceding distributions                                                      $          0.00
                                                                                                            ---------------

 59 Class M-2 Formula Principal Distribution Amount                                                        $          0.00
                                                                                                            ---------------

 60 Class M-2 Principal Balance                                                                            $ 30,000,000.00
                                                                                                            ---------------

Class B-1 Certificates

 61 Amount Available less all preceding distributions                                                      $          0.00
                                                                                                            ---------------

 62 Class B-1 Formula Principal Distribution Amount                                                        $          0.00
                                                                                                            ---------------

 63 Class B-1 Principal Balance                                                                            $ 24,000,000.00
                                                                                                            ---------------

Class B-2 Certificates

 64 Amount Available less all preceding distributions                                                      $          0.00
                                                                                                            ---------------

 65 Class B-2 principal distribution                                                                       $          0.00
                                                                                                            ---------------

 66 Class B-2 Principal Balance                                                                            $ 12,000,000.00
                                                                                                            ---------------

Excess Cashflows

 67 Overcollateralization Amount

    (a)  Overcollateralization Increase Amount                                                             $    160,502.77
                                                                                                            ---------------
    (b)  Overcollateralization Amount to Date                                                              $ 14,924,669.77
                                                                                                            ---------------
    (c)  Target OC amount                                                                                  $ 15,000,000.00
                                                                                                            ---------------

 68 Unpaid Class A Interest Carry Forward Amount                                                           $          0.00
                                                                                                            ---------------

 69 Unpaid Class M-1 Interest Carry Forward Amount                                                         $          0.00
                                                                                                            ---------------

 70 Unpaid Class M-1 Realized Loss Interest Amount and Unpaid
    Class M-1 Realized Loss Amount                                                                         $          0.00
                                                                                                            ---------------

                                                           CONSECO FINANCE CORP.
                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                                         MONTHLY REPORT:           December 2002
                                           Payment Date:              01/15/2003
                                         Trust Accouunt:               333999730
                                                  Cusip#  20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9
                                                                 Page 7

 71 Unpaid Class M-2 Interest Carry Forward Amount                                                         $          0.00
                                                                                                            ---------------

 72 Unpaid Class M-2 Realized Loss Interest Amount and Unpaid
    Class M-2 Realized Loss Amount                                                                         $          0.00
                                                                                                            ---------------

 73 Unpaid Class B-1 Interest Carry Forward Amount                                                         $          0.00
                                                                                                            ---------------

 74 Unpaid Class B-1 Realized Loss Interest Amount and Unpaid
    Class B-1 Realized Loss Amount                                                                         $          0.00
                                                                                                            ---------------

 75 Unpaid Class B-2 Interest Carry Forward Amount                                                         $          0.00
                                                                                                            ---------------

 76 Unpaid Class B-2 Realized Loss Interest Amount and Unpaid
    Class B-2 Realized Loss Amount                                                                         $          0.00
                                                                                                            ---------------

 77 Shortfall Amounts Deposited in Basis Risk Reserve Fund

    (a)  Unpaid Class A Basis Risk Carry-over Shortfall                                                               0.00
                                                                                                            ---------------
    (b)  Unpaid Class M-1 Basis Risk Carry-over Shortfall                                                             0.00
                                                                                                            ---------------
    (c)  Unpaid Class M-2 Basis Risk Carry-over Shortfall                                                             0.00
                                                                                                            ---------------
    (d)  Unpaid Class B-1 Basis Risk Carry-over Shortfall                                                             0.00
                                                                                                            ---------------
    (e)  Unpaid Class B-2 Basis Risk Carry-over Shortfall                                                             0.00
                                                                                                            ---------------

 78 Class B-2 Principal Balance                                                                            $ 12,000,000.00
                                                                                                            ---------------

Class A, Class A-IO, Class M and Class B Certificates

 79 Basis Risk Reserve Fund Shortfalls Deposited                                                           $          0.00
                                                                                                            ---------------

 80 Pool Scheduled Principal Balance                                                                       $434,409,066.35
                                                                                                            ---------------

 81 Pool Certificate Principal Balance                                                                     $419,484,396.58
                                                                                                            ---------------

    (a)  Overcollateralized amount                                                                           14,924,669.77
                                                                                                            ---------------

 82 Pool Factor                                                                                                 0.72401511
                                                                                                            ---------------

 83 Note Pool Factor

    (a)  Class A-1a                                                                                             0.11294544
                                                                                                            ---------------
    (b)  Class A-1b                                                                                             0.11294544
                                                                                                            ---------------
    (c)  Class A-2                                                                                              1.00000000
                                                                                                            ---------------
    (d)  Class A-3                                                                                              1.00000000
                                                                                                            ---------------
    (e)  Class A-4                                                                                              1.00000000
                                                                                                            ---------------
    (g)  Class A-5                                                                                              1.00000000
                                                                                                            ---------------
    (h)  Class M-1                                                                                              1.00000000
                                                                                                            ---------------
    (i)  Class M-2                                                                                              1.00000000
                                                                                                            ---------------
    (j)  Class B-1                                                                                              1.00000000
                                                                                                            ---------------
    (k)  Class B-2                                                                                              1.00000000
                                                                                                            ---------------

 84 Loans Delinquent:

    (a)  31 - 60 days                  6,059,426.16      89
                                      --------------    ----
    (b)  61 - 90 days                  1,929,641.74      33
                                      --------------    ----
    (c)  91 or more days               1,747,095.10      23
                                      --------------    ----

                                                           CONSECO FINANCE CORP.
                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2002-A
                                         MONTHLY REPORT:           December 2002
                                           Payment Date:              01/15/2003
                                         Trust Accouunt:               333999730
                                                  Cusip#  20846Q JD1 JE9 JF6 JG4
                                                         JH2 JJ8 JK5 JL3 JM1 JN9
                                                                 Page 8

 85 Principal Balance of Defaulted Loans                                                                   $ 11,197,036.54
                                                                                                            ---------------

 86 Principal Balance of Loans with Extensions                                                             $ 15,178,108.34
                                                                                                            ---------------

 87 Number of Liquidated Loans and Net Liquidation Loss          7                                         $    258,697.61
                                                                ---                                         ---------------

 88 Number of Loans Remaining                                                                                        5,594
                                                                                                            ---------------

 89 Pre-Funded Amount                                                                                      $          0.00
                                                                                                            ---------------

 90 Reimbursement of Class R-III Certificateholder expenses                                                $          0.00
                                                                                                            ---------------

 91 Remaining Amount Available                                                                             $          0.00
                                                                                                            ---------------

Class B-3I Certificate

 92 Excess Interest                                                                                        $    867,275.43
                                                                                                            ---------------

 93 Class B-3I Formula Distribution Amount
    (Excess Interest Plus Unpaid Class B-3I Shortfall)                                                     $  5,930,313.15
                                                                                                            ---------------

 94 Class B-3I Distribution Amount (Lesser of Remaining Amount
    Available and Line 93                                                                                  $          0.00
                                                                                                            ---------------

 95 Class B-3I Shortfall (line 93 minus 94)                                                                $  5,930,313.15
                                                                                                            ---------------

 96 Unpaid  Class B-3I Shortfall                                                                           $  5,930,313.15
                                                                                                            ---------------

Class P Certificate

 97 Class P Distribution Amount                                                                            $          0.00
                                                                                                            ---------------

Class R-III Certificate

 98 Class R-III Distribution Amount                                                                        $          0.00
                                                                                                            ---------------


Please contact the Bondholder Services Department of U.S. Bank Trust National Association at 1-800-934-6802 with any questions regarding this Statement or your Distribution.